SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    December 7, 1995




                              OAK INDUSTRIES INC.
           (Exact name of registrant as specified in its charter)



         Delaware                1-4474                    36-1569000
     (State or other      (Commission File Number)       (IRS Employer
     Jurisdiction of                                   Identification No.)
     Incorporation)


Bay Colony Corporate Center, 1000 Winter Street, Waltham, MA   02154
     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number:                         (617) 890-0400


                                  N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events

   On December 7, 1995 the Board of Directors of Oak Industries Inc. (the "Company") declared a dividend of one right (a "Right") to purchase one one-hundredth (1/100th) of a share of junior preferred stock, par value $.01 per share, of the Company for each outstanding share of common stock, par value $.01 per share, of the Company. The dividend was paid December 18, 1995 to stockholders of record at the close of business on such date. The terms of the Rights are set forth in the Rights Agreement dated as of December 7, 1995 between the Company and Bank of Boston, as Rights Agent, a copy of which is filed herewith as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)    Exhibits:

   1. Rights Agreement dated as of December 7, 1995 ("Rights Agreement") between the Company and Bank of Boston, as Rights Agent.

   2. Form of Certificate of Designation with respect to the Junior Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).

   3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

   4.   Summary of Rights (attached as Exhibit C to the Rights Agreement).


                                 SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OAK INDUSTRIES INC.


Date:  December 27, 1995            By: /s/ WILLIAM S. ANTLE III
                                        William S. Antle
                                        President and Chief Executive
                                        Officer

   The following designated exhibits are filed herewith:

Exhibit

1. Rights Agreement dated as of December 7, 1995 ("Rights Agreement") Between the Company and Bank of Boston, as Rights Agent.

2. Form of Certificate of Designation with respect to the Junior Preferred Stock, par value $.01 per share, of the Company (attached as Exhibit A to the Rights Agreement).

3. Form of Rights Certificate (attached as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

4.   Summary of Rights (attached as Exhibit C to the Rights Agreement)

                             OAK INDUSTRIES INC.
                             1000 Winter Street
                             Waltham, MA  02154


December 27, 1995

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Oak Industries Inc. Form 8-K

Ladies and Gentlemen:

On behalf of Oak Industries Inc. (the "Company"), being submitted herewith for filing pursuant to the Securities Exchange Act of 1934, as amended, please find one copy of a Current Report on Form 8-K (including exhibits).

Please do not hesitate to telephone the undersigned at (617) 890-0400 for any further information.

Very truly yours,


Mela Lew
Senior Counsel